UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2026

FiEE, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37649	04-2621506
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Flat A1, 29/F, Block A, TML Tower, 3 Hoi Shing Road, Tsuen Wan, N.T., Hong Kong

(Address of principal executive offices, including zip code)

852-28166813

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17-CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17-CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	FIEE	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 30, 2026 (the “Execution Date”), FiEE, Inc., a Delaware corporation (the “Company”), entered into a securities purchase agreement (the “Purchase Agreement”) with certain purchasers named therein (the “Purchasers”), pursuant to which the Company agreed to sell and issue to the Purchasers, at the Closing (as defined below), (i) an aggregate of 394,476 shares of the Company’s common stock, $0.01 par value per share (the “Shares”), at an offering price of $5.07 per Share, in a private placement (the “Private Placement”). The closing of the Private Placement (the “Closing”) is expected to occur no later than 30 calendar days after the Execution Date.

The gross proceeds from the Private Placement are expected to be approximately $2 million, before deducting offering expenses payable by the Company. The Company expects to use the proceeds from the Private Placement for potential future acquisitions and other general corporate purposes.

The Private Placement is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act (“Regulation D”) and in reliance on similar exemptions under applicable state laws. The Purchasers represented that they were accredited investors within the meaning of Rule 501(a) of Regulation D and were acquiring the Shares for investment only and with no present intention of distributing any of such Shares or any arrangement or understanding regarding the distribution thereof. The Shares were offered in the Private Placement without any general solicitation by the Company or its representatives. The Shares that will be sold and issued in the Private Placement are not registered under the Securities Act or any state securities law and may not be offered or sold in the United States absent registration with the U.S. Securities and Exchange Commission (the “SEC”) or an applicable exemption from the registration requirements. Neither this Current Report on Form 8-K (this “Report”), nor the exhibits attached hereto, constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Upon the Closing, the Company will enter into a registration rights agreement (the “Registration Rights Agreement”) with the Purchasers, pursuant to which the Company will agree to, among other things, file within 60 days of the Closing a resale registration statement (the “Resale Registration Statement”) with the SEC covering the Shares, and to use its commercially reasonable efforts to cause the Resale Registration Statement to become effective within the timeframes specified in the Registration Rights Agreement.

The foregoing descriptions of the Purchase Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of the forms of the Purchase Agreement and the Registration Rights Agreement, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Report and incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

On February 2, 2026, the Company issued a press release providing select preliminary unaudited fourth quarter and full year 2025 financial results. A copy of the Company’s press release is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

The information set forth under Item 2.02 of this Report, including Exhibit 99.1, shall not be deemed “filed” with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Report is incorporated by reference into this Item 3.02.

Safe Harbor for Forward-Looking Statements

This Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act, including, but not limited to, expectations regarding the amount and use of gross proceeds the Company will receive from the Private Placement, the timing of the Closing and potential future acquisitions. These statements are only predictions based on current assumptions and expectations. Any statements that are not statements of historical fact (including statements containing the words “will,” “projects,” “intends,” “believes,” “plans,” “anticipates,” “expects,” “estimates,” “forecasts,” “continues” and similar expressions) should be considered to be forward-looking statements. Forward-looking statements are not promises or guarantees of future performance and are subject to a variety of risks and uncertainties, many of which are beyond the Company’s control. Actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond the Company’s control including, without limitation, market risks and uncertainties, the completion of the transactions described herein, and other important risks and factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, any subsequent Quarterly Reports on Form 10-Q, and in subsequent filings made by the Company with the SEC. Forward-looking statements speak only as of the date hereof, and, except as required by law, the Company undertakes no obligation to update or revise these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	Form of Securities Purchase Agreement.
10.2	Form of Registration Rights Agreement.
99.1	Press release of FiEE, Inc., dated February 2, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIEE, INC.

Date: February 2, 2026	By:	/s/ Li Wai Chung
Li Wai Chung
Chief Executive Officer and President

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